UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 15, 2013

ConAgra Foods, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-7275	47-0248710
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One ConAgra Drive Omaha, Nebraska		68102-5001
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code (402) 240-4000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

ConAgra Foods, Inc. (the “Company”) is filing herewith the following exhibits to its Registration Statement on Form S-3 (Registration No. 333-177140):

1.	Underwriting Agreement, dated as of January 15, 2013, by and among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC acting as representatives of the several underwriters named therein.

2.	Opinion of Jones Day.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of January 15, 2013, by and among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC acting as representatives of the several underwriters named therein.

5.1	Opinion of Jones Day.

23.1	Consent of Jones Day (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONAGRA FOODS, INC.

Date: January 25, 2013	By:	/s/ Colleen Batcheler
		Name:	Colleen Batcheler
		Title:	Executive Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of January 15, 2013, by and among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC acting as representatives of the several underwriters named therein.

5.1	Opinion of Jones Day.

23.1	Consent of Jones Day (included in Exhibit 5.1).